Exhibit 99.2

Old National Bancorp Financial Trends Second Quarter 2012 July 30, 2012

Please direct inquiries to:

Christopher A. Wolking, Senior Executive Vice President & Chief Financial Officer (812) 464-1322 or Joan M. Kissel, Senior Vice President & Corporate Controller (812) 465-7290

Notes: -Summations may not equal due to rounding.

Old National Bancorp

Financial Summary

Second Quarter 2012

				2011				2012
2009	2010	2011		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
			Profitability (in millions)
$13.7	$38.2	$72.5	Net Income (Loss)	$16.4	$17.0	$16.8	$22.2	$21.7	$27.2
3.9	—	—	Preferred Dividend and Amort on Preferred Stock	—	—	—	—	—	—
9.8	38.2	72.5	Net Income (Loss) Avail. to Common Shareholders	16.4	17.0	16.8	22.2	21.7	27.2

			Diluted EPS
$0.14	$0.44	$0.76	Net Income (Loss) Avail. to Common Shareholders	$0.17	$0.18	$0.18	$0.23	$0.23	$0.29

			Ratios - Net Income
1.41%	4.40%	7.24%	Return on Average Common Equity	6.78%	6.87%	6.61%	8.64%	8.34%	10.25%
0.17%	0.50%	0.86%	Return on Average Assets	0.82%	0.85%	0.77%	1.01%	1.02%	1.27%
80.45%	79.25%	73.80%	Efficiency Ratio (2)	73.58%	71.92%	77.56%	72.02%	70.88%	69.20%
3.50%	3.40%	3.87%	Net Interest Margin (FTE)	3.62%	3.67%	3.96%	4.20%	4.20%	4.26%

			Capital Ratios:
			Risk-Based Capital Ratios (EOP):
14.3%	13.6%	13.5%	Tier 1	12.8%	13.4%	12.2%	13.5%	14.0%	14.6%
16.1%	14.8%	15.0%	Total	14.3%	14.9%	13.7%	15.0%	15.4%	15.7%
9.5%	9.0%	8.3%	Leverage Ratio (to Average Assets)	8.4%	8.7%	7.9%	8.3%	8.8%	9.0%
9.06%	11.46%	11.94%	Total Equity to Assets (Averages)	12.06%	12.35%	11.65%	11.74%	12.22%	12.38%
8.25%	9.68%	8.97%	Tangible Common Equity to Tangible Assets (1)	9.12%	9.52%	8.40%	8.97%	9.23%	9.40%

			Per Common Share Data:
0.44	0.28	0.28	Cash Dividends Declared	0.07	0.07	0.07	0.07	0.09	0.09
309%	64%	37%	Dividend Payout Ratio	40%	39%	39%	30%	39%	31%
9.68	10.08	10.92	Common Book Value (EOP)	10.39	10.64	10.85	10.92	11.10	11.34
12.43	11.89	11.65	Market Value (EOP)	10.72	10.80	9.32	11.65	13.14	12.01
7.38	7.85	7.89	Tangible Common Book Value (1)	7.53	7.79	7.66	7.89	8.09	8.35

			Other Statistics
2,812	2,491	2,551	Full Time Equivalent Employees	2,618	2,543	2,454	2,551	2,530	2,613

FTE - Fully taxable equivalent basis

EOP - End of period actual balances

(1)	See Non-GAAP Reconciliation on Page 9.
(2)	Efficiency ratio is defined as noninterest expense before amortization of intangibles as a percent of FTE net interest income and noninterest revenues, excluding net gains from securities transactions. This presentation excludes intangible amortization and net securities gains, as is common in other company releases, and better aligns with true operating performance.

Old National Bancorp

INCOME STATEMENT

($ In Millions except EPS information)

Six Months		Change			Second Quarter		Change
2012	2011	$	%		2012	2011	$	%
$169.5	$153.2	$16.3	10.7%	Interest Income	$85.3	$76.9	$8.4	10.9%
19.3	29.5	(10.2)	-34.6%	Less: Interest Expense	9.3	14.6	(5.3)	-36.2%

150.2	123.7	26.6	21.5%	Net Interest Income	76.0	62.3	13.7	21.9%
10.9	10.4	0.5	4.9%	Wealth Management Fees	5.8	5.3	0.5	9.7%
25.8	24.0	1.8	7.3%	Service Charges on Deposit Accounts	12.9	12.5	0.4	3.5%
12.2	12.0	0.3	2.2%	ATM Fees	5.9	6.1	(0.2)	-3.0%
1.3	1.9	(0.5)	-28.4%	Mortgage Banking Revenue	0.8	0.9	(0.1)	-15.0%
18.9	19.6	(0.7)	-3.4%	Insurance Premiums and Commissions	9.3	9.0	0.3	3.3%
6.1	5.5	0.6	10.3%	Investment Product Fees	3.2	2.9	0.2	7.8%
3.0	2.5	0.5	21.8%	Company-owned Life Insurance	1.5	1.3	0.2	16.5%
0.8	—	0.8	N/M	Change in Indemnification Asset	(4.0)	—	(4.0)	N/M
11.5	8.3	3.1	37.3%	Other Income	6.7	4.9	1.8	36.9%

90.5	84.2	6.3	7.5%	Total Fees, Service Charges & Other Rev.	42.1	42.9	(0.8)	-1.9%
6.7	1.7	5.1	N/M	Gains (Losses) Sales of Securities (1)	6.2	0.5	5.7	N/M
0.4	0.6	(0.1)	-22.0%	Gains (Losses) Derivatives	0.2	0.2	0.0	13.0%

97.7	86.4	11.3	13.0%	Total Noninterest Income	48.5	43.6	5.0	11.4%
247.9	210.1	37.8	18.0%	Total Revenues	124.5	105.9	18.6	17.6%
92.8	87.6	5.2	5.9%	Salaries and Employee Benefits	46.8	43.1	3.7	8.5%
25.7	24.5	1.2	5.0%	Occupancy	13.3	12.2	1.1	8.7%
5.8	5.8	(0.0)	-0.3%	Equipment	3.0	2.8	0.1	4.2%
2.9	2.9	0.0	1.3%	Marketing	1.5	1.6	(0.1)	-5.5%
11.4	11.8	(0.4)	-3.7%	Data Processing	5.9	5.8	0.2	2.8%
5.4	5.0	0.4	9.0%	Communication	2.6	2.6	(0.0)	-1.6%
5.4	4.6	0.8	17.5%	Professional Fees	2.6	2.1	0.5	23.2%
3.1	2.2	0.9	41.8%	Loan Expenses	1.5	1.1	0.4	35.9%
1.4	1.5	(0.2)	-11.5%	Supplies	0.6	0.9	(0.3)	-34.6%
2.8	4.0	(1.2)	-30.0%	FDIC Assessment	1.4	1.8	(0.4)	-22.3%
11.4	1.1	10.3	N/M	Other Real Estate Owned Expense	1.6	0.8	0.8	N/M
9.2	8.6	0.6	6.4%	Other Expense	5.3	4.9	0.4	8.0%

177.3	159.7	17.6	11.0%	Total Noninterest Expense	86.0	79.8	6.3	7.9%
2.4	6.5	(4.1)	-62.4%	Provision for loan losses	0.4	3.2	(2.8)	-87.8%

68.2	43.9	24.3	55.3%	Income (loss) before Income Taxes	38.1	22.9	15.2	66.0%

19.2	10.4	8.8	84.1%	Total Taxes	10.9	5.9	5.0	83.7%

$48.9	$33.4	$15.5	46.3%	Net Income (Loss)	$27.2	$17.0	$10.2	59.9%

				Diluted EPS
$0.52	$0.35	$0.16	45.8%	Net Income (Loss) Avail to Common	$0.29	$0.18	$0.11	59.4%

				Average Common Shares Outstanding (000’s)
94,479	94,456	23	0.0%	Basic	94,514	94,479	34	0.0%
94,847	94,674	174	0.2%	Diluted	94,871	94,701	170	0.2%
94,687	94,752	(64)	-0.1%	Common Shares Outstanding (EOP) (000’s)	94,687	94,752	(64)	-0.1%

(1)	Includes $7.0 million of net gains and $0.8 million of OTTI in 2Q12 and $0.7 million of net gains and $0.2 million of OTTI in 2Q11.

Includes $7.6 million of net gains and $0.9 million of OTTI in YTD 2012 and $2.2 million of net gains and $0.5 million of OTTI in YTD 2011.

EOP	- End of period actual balances N/M = Not meaningful OTTI - Other Than Temporary Impairment

Old National Bancorp

NET INCOME TRENDS

Second Quarter 2012

($ In Millions except EPS information)

				2011				2012
2009	2010	2011		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
$340.7	$296.8	$326.6	Interest Income	$76.3	$76.9	$87.2	$86.2	$84.3	$85.3
109.3	78.4	53.7	Less: Interest Expense	15.0	14.6	14.6	9.6	10.0	9.3

231.4	218.4	272.9	Net Interest Income	61.4	62.3	72.6	76.6	74.3	76.0
16.0	16.1	20.5	Wealth Management Fees	5.1	5.3	5.1	4.9	5.1	5.8
55.2	50.0	51.9	Service Charges on Deposit Accounts	11.6	12.5	14.0	13.8	12.9	12.9
20.5	23.0	25.2	ATM Fees	5.9	6.1	6.8	6.5	6.3	5.9
6.2	2.2	3.3	Mortgage Banking Revenue	1.0	0.9	0.7	0.7	0.6	0.8
37.9	36.5	37.0	Insurance Premiums and Commissions	10.6	9.0	8.3	9.0	9.6	9.3
8.5	9.2	11.1	Investment Product Fees	2.6	2.9	3.0	2.6	2.9	3.2
2.4	4.1	5.3	Company-owned Life Insurance	1.2	1.3	1.4	1.5	1.5	1.5
—	—	0.4	Change in Indemnification Asset	—	—	0.5	(0.1)	4.8	(4.0)
13.7	14.4	20.1	Other Income	3.5	4.9	4.5	7.3	4.8	6.7

160.3	155.5	174.6	Total Fees, Service Charges & Other Rev.	41.3	42.9	44.3	46.1	48.4	42.1
2.5	13.2	7.3	Gains (Losses) Sales of Securities (1)	1.2	0.5	2.9	2.8	0.5	6.2
0.7	1.5	1.0	Gains (Losses) Derivatives	0.3	0.2	0.1	0.3	0.2	0.2

163.5	170.1	182.9	Total Noninterest Income	42.8	43.6	47.3	49.1	49.1	48.5
394.9	388.6	455.8	Total Revenues	104.2	105.9	119.9	125.7	123.4	124.5
181.4	170.6	189.5	Salaries and Employee Benefits	44.5	43.1	52.3	49.6	46.0	46.8
47.1	46.4	51.1	Occupancy	12.3	12.2	13.3	13.2	12.5	13.3
10.4	10.6	11.7	Equipment	3.0	2.8	2.9	3.0	2.9	3.0
9.6	5.7	6.0	Marketing	1.3	1.6	1.3	1.8	1.4	1.5
20.7	21.4	23.0	Data Processing	6.1	5.8	5.7	5.4	5.5	5.9
10.9	9.8	10.4	Communication	2.3	2.6	2.5	2.9	2.8	2.6
9.5	8.3	15.0	Professional Fees	2.4	2.1	5.9	4.5	2.7	2.6
4.3	3.9	4.7	Loan Expenses	1.1	1.1	1.1	1.4	1.6	1.5
4.3	2.9	3.8	Supplies	0.6	0.9	0.6	1.6	0.8	0.6
12.4	8.4	7.5	FDIC Assessment	2.2	1.8	1.7	1.9	1.4	1.4
1.5	2.6	2.0	Other Real Estate Owned Expense	0.3	0.8	0.6	0.3	9.8	1.6
26.8	23.6	23.9	Other Expense	3.7	4.9	7.2	8.1	3.9	5.3

339.0	314.3	348.5	Total Noninterest Expense	79.9	79.8	95.2	93.7	91.3	86.0
63.3	30.8	7.5	Provision for Loan Losses	3.3	3.2	(0.1)	1.0	2.1	0.4

(7.4)	43.5	99.8	Income (loss) before Income Taxes	21.0	22.9	24.8	31.0	30.1	38.1

(21.1)	5.3	27.3	Total Taxes	4.5	5.9	8.0	8.8	8.3	10.9

$13.7	$38.2	$72.5	Net Income (Loss)	$16.4	$17.0	$16.8	$22.2	$21.7	$27.2

$0.14	$0.44	$0.76	Net Income (Loss) Avail to Common	$0.17	$0.18	$0.18	$0.23	$0.23	$0.29
71,314	86,785	94,467	Average Basic Common Shares (000’s)	94,433	94,479	94,492	94,463	94,445	94,514
71,367	86,928	94,772	Average Diluted Common Shares (000’s)	94,670	94,701	94,785	94,866	94,833	94,871

(1)	Gains (losses) on sales of securities are net of OTTI.

Old National Bancorp

Balance Sheet (EOP)

Second Quarter 2012

($ in Millions)

						Change from Prior Year
	6/30/2012	3/31/2012	12/31/2011	9/30/2011	6/30/2011	6/30/2012 vs. 6/30/2011		12/31/2010	12/31/2009
Assets
Fed Reserve Bank Account	$94.1	$13.4	$26.4	$68.4	$193.3	$(99.2)	-51.3%	$141.4	$317.5
Money Market Investments	3.9	3.4	4.8	6.2	2.5	1.3	52.3%	2.8	35.6
Investments:
Treasury & Gov’t Sponsored Agencies	538.5	517.9	416.1	424.8	695.3	(156.8)	-22.6%	680.9	1,142.7
Mortgage-backed Securities	1,284.2	1,372.7	1,352.2	1,533.2	1,306.0	(21.8)	-1.7%	1,188.3	1,048.4
States & Political Subdivisions	677.9	665.2	619.2	607.8	585.3	92.6	15.8%	566.3	534.6
Other Securities	205.4	202.6	202.0	218.1	206.6	(1.2)	-0.6%	194.8	192.7

Total Investments	2,705.9	2,758.4	2,589.5	2,784.0	2,793.2	(87.2)	-3.1%	2,630.4	2,918.3

Residential Real Estate Loans Held for Sale	4.4	3.9	4.5	4.7	6.1	(1.7)	-28.5%	3.8	17.5
Leases Held for Sale	—	—	—	—	—	—	N/M	—	55.3
Loans:
Commercial	1,136.7	1,107.0	1,137.0	1,159.2	1,176.7	(40.1)	-3.4%	1,105.3	1,209.3
Commercial Leases	68.9	73.5	79.6	87.0	92.9	(24.0)	-25.8%	106.1	77.9
Commercial & Agriculture Real Estate	1,042.6	1,026.9	1,067.4	1,128.4	1,170.4	(127.8)	-10.9%	942.4	1,062.9
Consumer:
Home Equity	206.0	207.6	216.2	224.2	255.7	(49.7)	-19.4%	248.3	274.8
Other Consumer Loans	649.3	639.7	645.2	675.2	626.2	23.1	3.7%	676.6	807.2

Subtotal of Commercial & Consumer Loans	3,103.5	3,054.7	3,145.4	3,274.1	3,321.9	(218.4)	-6.6%	3,078.7	3,432.1
Residential Real Estate	1,122.8	1,060.0	995.5	866.0	795.4	327.4	41.2%	664.7	403.4
Covered Loans	489.3	548.6	626.4	711.3	—	489.3	N/M	—	—

Total Loans	4,715.6	4,663.2	4,767.2	4,851.3	4,117.3	598.3	14.5%	3,743.5	3,835.5

Total Earning Assets	7,523.9	7,442.3	7,392.5	7,714.7	7,112.4	411.5	5.8%	6,521.8	7,179.7

Allowance for Loan Losses	(54.8)	(55.9)	(58.1)	(65.5)	(70.2)	(15.4)	-22.0%	(72.3)	(69.5)
Nonearning Assets:
Cash and Due from Banks	165.1	143.6	191.6	194.6	139.8	25.3	18.1%	107.4	144.2
Premises & Equipment	71.8	73.1	71.9	75.3	65.9	5.9	9.0%	48.8	52.4
Goodwill & Intangible Assets	283.4	284.8	286.8	302.3	270.4	13.0	4.8%	194.1	200.2
Company-owned Life Insurance	251.7	250.2	248.7	247.2	245.8	5.8	2.4%	226.2	224.7
FDIC Indemnification Asset	127.7	136.9	147.6	168.1	—	127.7	N/M	—	—
Covered ORE	22.2	24.7	30.4	31.9	—	22.2	N/M	—	—
Other Assets	298.6	281.4	298.2	264.1	254.6	43.9	17.2%	238.0	273.8

Total Nonearning Assets	1,220.4	1,194.6	1,275.2	1,283.5	976.6	243.8	25.0%	814.4	895.2

Total Assets	$8,689.6	$8,581.1	$8,609.7	$8,932.7	$8,018.8	$670.7	8.4%	$7,263.9	$8,005.3

Liabilities & Equity
Noninterest-bearing Demand Deposits	$1,847.9	$1,768.0	$1,728.5	$1,728.5	$1,504.6	$343.3	22.8%	$1,276.0	$1,188.3
NOW Accounts	1,603.7	1,558.0	1,569.1	1,517.1	1,333.0	270.7	20.3%	1,297.4	1,354.3
Savings Accounts	1,683.8	1,672.2	1,570.4	1,624.8	1,304.2	379.6	29.1%	1,079.4	972.2
Money Market Accounts	283.1	295.3	295.8	306.1	315.3	(32.3)	-10.2%	334.8	381.1
Other Time under $100,000	885.0	951.0	1,004.0	1,171.6	1,012.9	(127.9)	-12.6%	988.7	1,284.3
Other Time $100,000 & over	356.7	402.0	421.9	494.6	484.4	(127.7)	-26.4%	466.3	653.3

Total Core Deposits	6,660.1	6,646.5	6,589.8	6,842.8	5,954.4	705.8	11.9%	5,442.7	5,833.5
Brokered CD's	10.1	21.3	21.7	24.5	60.7	(50.6)	-83.3%	20.2	69.9

Total Deposits	6,670.3	6,667.8	6,611.6	6,867.3	6,015.1	655.2	10.9%	5,462.9	5,903.5
Short-term Borrowings	346.0	352.8	424.8	341.0	305.2	40.8	13.4%	298.2	331.1
Long-term Borrowings	273.7	289.5	290.8	443.9	440.5	(166.8)	-37.9%	421.9	699.1

Total Borrowed Funds	619.7	642.2	715.6	784.9	745.7	(126.0)	-16.9%	720.1	1,030.2
Accrued Expenses & Other Liabilities	325.8	220.6	248.9	252.9	249.8	76.0	30.4%	202.0	227.8

Total Liabilities	7,615.8	7,530.6	7,576.1	7,905.0	7,010.6	605.3	8.6%	6,385.1	7,161.5
Preferred Stock & Surplus	—	—	—	—	—	—	—	—	—
Common Stock, Surplus & Retained Earnings	1,051.4	1,031.7	1,018.6	1,003.1	991.9	59.5	6.0%	880.1	864.2
Other Comprehensive Income	22.3	18.7	15.0	24.6	16.4	5.9	N/M	(1.3)	(20.4)

Total Shareholders Equity	1,073.7	1,050.4	1,033.6	1,027.7	1,008.3	65.5	6.5%	878.8	843.8

Total Liabilities & Shareholders Equity	$8,689.6	$8,581.1	$8,609.7	$8,932.7	$8,018.8	$670.7	8.4%	$7,263.9	$8,005.3

EOP—End of period actual balances                         N/M = Not meaningful

Old National Bancorp

Balance Sheet Trends

PERIOD AVERAGES

($ in Millions)

2009	2010	2011		2011				2012
				1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
			Assets
$41.2	$152.3	$146.0	Fed Reserve Bank Account	$159.8	$244.4	$138.2	$41.5	$19.7	29.2
38.5	25.4	6.8	Money Market Investments	6.7	7.1	3.9	9.6	5.8	4.7
			Investments:
916.3	1,057.9	613.2	Treasury & Gov't Sponsored Agencies	746.4	720.9	563.0	422.4	456.6	515.8
1,063.3	1,092.6	1,356.4	Mortgage-backed Securities	1,225.2	1,212.8	1,514.8	1,472.9	1,323.2	1,320.8
506.7	536.3	580.9	States & Political Subdivisions	561.2	567.8	588.1	606.4	639.6	680.9
214.4	198.7	211.9	Other Securities	214.0	206.9	218.6	207.9	205.8	205.8

2,700.7	2,885.6	2,762.3	Total Investments	2,746.7	2,708.3	2,884.5	2,709.7	2,625.2	2,723.2

11.7	4.2	3.5	Residential Real Estate Loans Held for Sale	3.6	3.4	3.9	3.1	3.0	3.3
84.9	24.2	—	Leases Held for Sale	—	—	—	—	—	—
			Loans:
1,383.6	1,152.0	1,169.5	Commercial	1,187.3	1,180.7	1,165.9	1,146.0	1,116.9	1,121.9
216.1	95.3	92.5	Commercial Leases	102.0	95.0	90.1	82.9	76.4	71.1
1,117.3	1,007.6	1,152.8	Commercial & Agriculture Real Estate	1,219.6	1,189.1	1,126.2	1,081.4	1,037.2	1,016.1
			Consumer:
273.1	264.7	258.9	Home Equity	266.3	257.6	257.2	256.0	244.8	235.6
882.3	742.7	643.3	Other Consumer Loans	674.4	642.0	634.9	622.6	608.3	614.6

3,872.5	3,262.3	3,317.0	Subtotal of Commercial & Consumer Loans	3,449.6	3,364.3	3,274.3	3,189.0	3,083.6	3,059.3
457.8	460.5	822.5	Residential Real Estate	752.5	789.4	817.7	931.3	1,025.5	1,091.9
—	—	301.0	Covered Loans	—	—	504.2	689.8	599.2	529.0

4,330.2	3,722.9	4,440.5	Total Loans	4,202.0	4,153.6	4,596.1	4,810.0	4,708.4	4,680.2

7,207.2	6,814.6	7,359.1	Total Earning Assets	7,118.9	7,116.9	7,626.7	7,573.9	7,362.1	7,440.6

(70.1)	(73.9)	(70.8)	Allowance for Loan Losses	(73.3)	(73.8)	(71.7)	(64.2)	(56.6)	(57.4)
852.7	845.7	1,096.3	Nonearning Assets	992.8	978.2	1,164.9	1,249.5	1,218.9	1,189.0

$7,989.8	$7,586.4	$8,384.7	Total Assets	$8,038.4	$8,021.3	$8,719.8	$8,759.2	$8,524.4	$8,572.2

			Liabilities & Equity
$1,018.4	$1,182.7	$1,555.9	Noninterest-bearing Demand Deposits	$1,395.7	$1,452.6	$1,636.5	$1,739.0	$1,734.0	$1,764.0
1,250.7	1,221.4	1,472.7	NOW Accounts	1,451.5	1,433.4	1,464.4	1,541.6	1,535.8	1,604.9
937.6	1,043.3	1,384.3	Savings Accounts	1,159.7	1,252.4	1,513.4	1,611.8	1,612.4	1,668.4
436.5	361.2	328.6	Money Market Accounts	352.4	336.6	314.7	310.5	292.5	292.7
1,956.9	1,709.2	1,596.8	Other Time	1,616.4	1,530.7	1,711.0	1,529.0	1,392.9	1,295.2

5,600.2	5,517.7	6,338.3	Total Core Deposits	5,975.6	6,005.7	6,640.0	6,731.9	6,567.6	6,625.2

97.8	44.4	51.0	Brokered CD’s	79.7	65.1	35.8	23.2	21.5	13.6

5,698.0	5,562.0	6,389.2	Total Deposits	6,055.3	6,070.8	6,675.7	6,755.0	6,589.1	6,638.8

527.1	328.5	363.6	Short-term Borrowings	370.8	325.5	340.6	417.6	366.1	356.7
812.1	615.0	414.9	Long-term Borrowings	441.5	439.4	461.0	317.6	290.7	289.0

1,339.2	943.5	778.5	Total Borrowed Funds	812.4	764.9	801.7	735.1	656.8	645.7
228.6	211.7	215.7	Accrued Expenses & Other Liabilities	201.2	194.9	226.4	240.4	236.4	226.4

7,265.9	6,717.2	7,383.5	Total Liabilities	7,068.9	7,030.7	7,703.8	7,730.6	7,482.4	7,510.9

24.1	—	—	Preferred Stock & Surplus	—	—	—	—	—	—
735.0	869.6	990.3	Common Stock, Surplus & Retained Earnings	970.8	983.6	998.5	1,008.5	1,022.7	1,037.6
(35.3)	(0.4)	10.9	Other Comprehensive Income	(1.3)	7.1	17.6	20.1	19.4	23.7

723.9	869.2	1,001.2	Total Shareholders Equity	969.5	990.7	1,016.1	1,028.6	1,042.0	1,061.3

$7,989.8	$7,586.4	$8,384.7	Total Liabilities & Shareholders Equity	$8,038.4	$8,021.3	$8,719.8	$8,759.2	$8,524.4	$8,572.2

Old National Bancorp

Interest Rate Trends (FTE basis)

PERIOD AVERAGES

2009	2010	2011		2011				2012
				1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
			Earning Assets:
0.17%	0.24%	0.33%	Fed Funds Sold, Resell Agr, Fed Reserve Bank Acct, & Money Mkt	0.24%	0.25%	0.24%	0.16%	0.24%	0.13%
			Investments:
4.01%	3.21%	2.35%	Treasury & Gov’t Sponsored Agencies	2.45%	2.29%	2.27%	2.39%	2.31%	2.37%
4.93%	3.96%	2.80%	Mortgage-backed Securities	3.24%	3.07%	2.59%	2.42%	2.45%	2.34%
6.72%	6.19%	5.88%	States & Political Subdivisions	6.14%	5.91%	5.73%	5.74%	5.61%	5.57%
4.93%	4.68%	4.23%	Other Securities	4.36%	4.42%	4.39%	4.01%	4.20%	3.86%

4.96%	3.93%	3.30%	Total Investments	3.72%	3.56%	3.30%	3.28%	3.33%	3.27%

			Loans:
4.00%	4.21%	4.70%	Commercial	4.27%	4.40%	4.73%	5.07%	4.63%	4.62%
6.72%	6.45%	6.46%	Commercial Leases (1)	6.57%	6.48%	6.21%	6.59%	6.30%	6.72%
4.62%	4.47%	6.03%	Commercial & Agriculture Real Estate	5.12%	5.88%	6.67%	6.12%	6.92%	7.51%
			Consumer:
3.57%	3.68%	3.81%	Home Equity	3.79%	3.80%	3.81%	3.82%	3.83%	3.76%
7.27%	7.15%	7.10%	Other Consumer Loans	7.19%	6.88%	7.29%	6.75%	6.68%	6.26%

5.08%	4.76%	5.43%	Subtotal of Commercial & Consumer Loans	5.22%	5.46%	5.91%	5.72%	5.87%	6.01%
5.63%	5.64%	4.87%	Residential Real Estate Loans (1)	4.96%	4.90%	4.87%	4.77%	4.59%	4.65%

5.14%	5.07%	5.46%	Total Loans (1)	5.13%	5.31%	5.67%	5.49%	5.53%	5.63%

5.02%	4.55%	4.60%	Total Earning Assets	4.47%	4.47%	4.67%	4.65%	4.73%	4.75%

			Interest-bearing Liabilities:
0.04%	0.03%	0.04%	NOW Accounts	0.06%	0.04%	0.03%	0.03%	0.03%	0.03%
0.38%	0.30%	0.29%	Savings Accounts	0.30%	0.28%	0.29%	0.27%	0.25%	0.23%
0.10%	0.10%	0.10%	Money Market Accounts	0.11%	0.11%	0.10%	0.10%	0.10%	0.10%
3.01%	2.50%	1.87%	Other Time	2.13%	2.13%	1.85%	1.45%	1.86%	1.82%

1.39%	1.07%	0.73%	Total Interest-bearing Deposits	0.86%	0.82%	0.74%	0.55%	0.64%	0.58%
4.26%	4.51%	1.59%	Brokered CD’s	1.75%	2.01%	0.98%	0.85%	0.86%	0.82%

1.45%	1.11%	0.74%	Total Interest-bearing Deposits & CD’s	0.87%	0.83%	0.74%	0.55%	0.64%	0.58%

0.27%	0.20%	0.15%	Short-term Borrowings	0.16%	0.14%	0.15%	0.15%	0.14%	0.13%
4.96%	4.74%	4.16%	Long-term Borrowings	4.35%	4.39%	4.33%	3.19%	2.97%	2.93%

3.11%	3.16%	2.29%	Total Borrowed Funds	2.47%	2.60%	2.56%	1.47%	1.41%	1.40%

1.82%	1.47%	0.96%	Total Interest-bearing Liabilities	1.11%	1.08%	0.99%	0.66%	0.73%	0.68%

3.20%	3.08%	3.64%	Net Interest Rate Spread	3.36%	3.39%	3.68%	4.00%	4.00%	4.07%
3.50%	3.40%	3.87%	Net Interest Margin (FTE)	3.62%	3.67%	3.96%	4.20%	4.20%	4.26%
$20.8	$13.5	$11.8	FTE Adjustment ($ in millions)	$3.0	$2.9	$2.9	$3.0	$3.1	$3.3
			FTE - Fully taxable equivalent basis

(1)	Includes residential loans and leases held for sale.

Old National Bancorp

Asset Quality (EOP) Excludes Covered Assets (4)

($ in Millions)

2009	2010	2011		2011				2012
				1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
$67.1	$69.5	$72.3	Beginning Allowance for Loan Losses	$72.3	$72.7	$70.2	$65.2	$57.1	$54.7
63.3	30.8	6.5	Provision for Loan Losses	3.3	3.2	(0.1)	0.1	1.0	(3.4)
(78.0)	(41.3)	(34.1)	Gross Charge-offs	(6.3)	(8.9)	(7.5)	(11.4)	(6.5)	(4.4)
(0.6)	—	—	Write-downs from Loans Sold	—	—	—	—	—	—
17.8	13.3	12.4	Gross Recoveries	3.4	3.1	2.6	3.2	3.1	3.5

(60.8)	(28.0)	(21.7)	Net Charge-offs	(2.9)	(5.8)	(4.9)	(8.2)	(3.4)	(0.9)

$69.5	$72.3	$57.1	Ending Allowance for Loan Losses	$72.7	$70.2	$65.2	$57.1	$54.7	$50.4

1.40%	0.75%	0.53%	Net Charge-offs / Average Loans (1)	0.27%	0.56%	0.48%	0.80%	0.33%	0.09%
$4,330.2	$3,722.9	$4,139.5	Average Loans Outstanding (1)	$4,202.0	$4,153.6	$4,091.9	$4,120.2	$4,109.2	$4,151.2
$3,835.5	$3,743.5	$4,140.8	EOP Loans Outstanding (1)	$4,190.8	$4,117.3	$4,140.1	$4,140.8	$4,114.7	$4,226.3
1.81%	1.93%	1.38%	Allowance for Loan Loss / EOP Loans (1)	1.74%	1.70%	1.58%	1.38%	1.33%	1.19%

			Underperforming Assets:
$3.5	$0.6	$1.1	Loans 90 Days & over (still accruing)	$0.7	$0.4	$1.2	$1.1	$0.4	$0.3
			Non-performing Loans:
67.0	70.9	115.3	Nonaccrual Loans (2)	121.4	118.4	124.8	115.3	113.0	99.5
—	—	1.3	Renegotiated Loans	—	—	—	1.3	1.1	1.2

67.0	70.9	116.7	Total Non-performing Loans	121.4	118.4	124.8	116.7	114.1	100.7

8.1	5.6	7.1	Foreclosed properties	14.1	9.9	9.4	7.1	6.5	10.8

$78.7	$77.1	$124.9	Total Underperforming Assets	$136.3	$128.8	$135.3	$124.9	$121.0	$111.7

$157.1	$174.3	$204.1	Classified Loans - “Problem Loans”	$223.4	$229.3	$226.4	$204.1	$184.0	$146.3
161.2	105.6	106.9	Other Classified Assets	92.5	117.3	113.2	106.9	106.4	102.4
103.5	84.0	80.1	Criticized Loans - “Special Mention Loans”	115.8	105.6	98.5	80.1	77.1	103.1

$421.7	$363.9	$391.1	Total Classified & Criticized Assets	$431.7	$452.2	$438.1	$391.1	$367.4	$351.9

1.75%	1.90%	2.82%	Non-performing loans / EOP Loans (1)	2.90%	2.88%	3.01%	2.82%	2.77%	2.38%
104%	102%	49%	Allowance to Non-performing Loans (3)	60%	59%	52%	49%	48%	50%
2.05%	2.06%	3.02%	Under-performing Assets / EOP Loans (1)	3.25%	3.13%	3.27%	3.02%	2.94%	2.64%
$8,005.3	$7,263.9	$8,609.7	EOP Total Assets (includes covered assets)	$8,085.3	$8,018.8	$8,932.7	$8,609.7	$8,581.1	$8,689.6
0.98%	1.06%	1.45%	Under-performing Assets / EOP Assets	1.69%	1.61%	1.52%	1.45%	1.41%	1.29%

EOP – End of period actual balances

(1)	Excludes residential loans and leases held for sale.
(2)	Includes $16.9 million in 2Q12 of renegotiated loans.
(3)	Because the acquired loans from both Monroe and Integra were recorded at fair value in accordance with ASC 805 at the date of acquisition, the credit risk is incorporated in the fair value recorded. No allowance for loan losses is recorded on the acquisition date.
(4)	The Company entered into separate loss sharing agreements with the FDIC providing for specified credit loss protection for substantially all acquired single family residential loans, commercial loans, and other real estate owned. At June 30, 2012, approximately $489.3 million of loans and $22.2 million of other real estate owned are covered by the loss sharing agreements. As such, eighty percent of losses incurred on these covered assets will be reimbursed to Old National by the FDIC.

Old National Bancorp

Asset Quality (EOP) Including Covered Assets (4)

($ in Millions)

2009	2010	2011		2011				2012
				1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
$67.1	$69.5	$72.3	Beginning Allowance for Loan Losses	$72.3	$72.7	$70.2	$65.5	$58.1	$55.9
63.3	30.8	7.5	Provision for Loan Losses	3.3	3.2	(0.1)	1.0	2.1	0.4
(78.0)	(41.3)	(34.9)	Gross Charge-offs	(6.3)	(8.9)	(7.4)	(12.3)	(7.6)	(5.2)
(0.6)	—	—	Write-downs from Loans Sold	—	—	—	—	—	—
17.8	13.3	13.2	Gross Recoveries	3.4	3.1	2.9	3.8	3.4	3.6

(60.8)	(28.0)	(21.7)	Net Charge-offs	(2.9)	(5.8)	(4.6)	(8.5)	(4.2)	(1.5)

$69.5	$72.3	$58.1	Ending Allowance for Loan Losses	$72.7	$70.2	$65.5	$58.1	$55.9	$54.8

1.40%	0.75%	0.49%	Net Charge-offs / Average Loans (1)	0.27%	0.56%	0.40%	0.71%	0.36%	0.13%
$4,330.2	$3,722.9	$4,440.5	Average Loans Outstanding (1)	$4,202.0	$4,153.6	$4,596.1	$4,810.0	$4,708.4	$4,680.2
$3,835.5	$3,743.5	$4,767.2	EOP Loans Outstanding (1)	$4,190.8	$4,117.3	$4,851.3	$4,767.2	$4,663.2	$4,715.6
1.81%	1.93%	1.22%	Allowance for Loan Loss / EOP Loans (1)	1.74%	1.70%	1.35%	1.22%	1.20%	1.16%

			Underperforming Assets:
$3.5	$0.6	$3.4	Loans 90 Days & over (still accruing)	$0.7	$0.4	$1.9	$3.4	$1.3	$0.9
			Non-performing Loans:
67.0	70.9	298.2	Nonaccrual Loans (2)	121.4	118.4	323.8	298.2	271.5	240.5
—	—	1.3	Renegotiated Loans	—	—	—	1.3	1.1	1.2

67.0	70.9	299.5	Total Non-performing Loans	121.4	118.4	323.8	299.5	272.6	241.7

8.1	5.6	37.6	Foreclosed properties	14.1	9.9	41.3	37.6	31.2	32.9

$78.7	$77.1	$340.5	Total Underperforming Assets	$136.3	$128.8	$367.0	$340.5	$305.0	$275.5

$157.1	$174.3	$404.3	Classified Loans - “Problem Loans”	$223.4	$229.3	$442.6	$404.3	$370.0	$310.9
161.2	105.6	106.9	Other Classified Assets	92.5	117.3	113.2	106.9	106.4	102.4
103.5	84.0	103.2	Criticized Loans - “Special Mention Loans”	115.8	105.6	125.4	103.2	97.2	119.3

$421.7	$363.9	$614.4	Total Classified & Criticized Assets	$431.7	$452.2	$681.2	$614.4	$573.6	$532.7

1.75%	1.90%	6.28%	Non-performing loans / EOP Loans (1)	2.90%	2.88%	6.67%	6.28%	5.85%	5.13%
104%	102%	19%	Allowance to Non-performing Loans (3)	60%	59%	20%	19%	21%	23%
2.05%	2.06%	7.14%	Under-performing Assets / EOP Loans (1)	3.25%	3.13%	7.56%	7.14%	6.54%	5.84%
$8,005.3	$7,263.9	$8,609.7	EOP Total Assets (includes covered assets)	$8,085.3	$8,018.8	$8,932.7	$8,609.7	$8,581.1	$8,689.6
0.98%	1.06%	3.96%	Under-performing Assets / EOP Assets	1.69%	1.61%	4.11%	3.96%	3.55%	3.17%

EOP – End of period actual balances

(1)	Excludes residential loans and leases held for sale.
(2)	Includes $16.9 million in 2Q12 of renegotiated loans.
(3)	Because the acquired loans from both Monroe and Integra were recorded at fair value in accordance with ASC 805 at the date of acquisition, the credit risk is incorporated in the fair value recorded. No allowance for loan losses is recorded on the acquisition date.
(4)	The Company entered into separate loss sharing agreements with the FDIC providing for specified credit loss protection for substantially all acquired single family residential loans, commercial loans, and other real estate owned. At June 30, 2012, approximately $489.3 million of loans and $22.2 million of other real estate owned are covered by the loss sharing agreements. As such, eighty percent of losses incurred on these covered assets will be reimbursed to Old National by the FDIC.

Old National Bancorp

NON-GAAP MEASURES

Second Quarter 2012

($ In Millions except EPS information)

				2011				2012
2009	2010	2011		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
			Actual EOP Balances
$843.8	$878.8	$1,033.6	GAAP Shareholders’ Equity	$984.0	$1,008.3	$1,027.7	$1,033.6	$1,050.4	$1,073.7

			Deduct:
167.9	167.9	253.2	Goodwill	236.3	236.3	266.0	253.2	253.2	253.2
32.3	26.2	33.6	Intangibles	34.7	34.1	36.3	33.6	31.6	30.2

200.2	194.1	286.8		271.0	270.4	302.3	286.8	284.8	283.4

$643.6	$684.7	$746.8	Tangible Shareholders’ Equity	$713.0	$737.8	$725.4	$746.8	$765.6	$790.3

			Deduct:
—	—	—	Preferred Stock, Surplus & Retained Earnings	—	—	—	—	—	—

$643.6	$684.7	$746.8	Tangible Common Shareholders’ Equity	$713.0	$737.8	$725.4	$746.8	$765.6	$790.3

			Actual EOP Balances
$8,005.3	$7,263.9	$8,609.7	GAAP Assets	$8,085.3	$8,018.8	$8,932.7	$8,609.7	$8,581.1	$8,689.6
			Add:
0.2	0.5	0.6	Trust Overdrafts	0.1	0.4	0.4	0.6	0.1	0.1
			Deduct:
167.9	167.9	253.2	Goodwill	236.3	236.3	266.0	253.2	253.2	253.2
32.3	26.2	33.6	Intangibles	34.7	34.1	36.3	33.6	31.6	30.2

200.2	194.1	286.8		271.0	270.4	302.3	286.8	284.8	283.4

$7,805.4	$7,070.3	$8,323.5	Tangible Assets	$7,814.4	$7,748.8	$8,630.8	$8,323.5	$8,296.4	$8,406.2

5,173.1	4,720.9	5,163.5	Risk Weighted Assets	5,062.8	4,978.4	5,406.5	5,163.5	5,147.0	5,099.8

			Actual EOP Balances
$13.7	$38.2	$72.5	GAAP Net Income	$16.4	$17.0	$16.8	$22.2	$21.7	$27.2
			Add:
4.9	4.6	7.0	Intangible Amortization (net of tax)	1.6	1.5	1.7	2.2	1.6	1.5

$18.6	$42.8	$79.4	Tangible Net Income	$18.0	$18.5	$18.5	$24.4	$23.3	$28.8

			Tangible Ratios
2.89%	6.26%	10.64%	Return on Tangible Common Equity	10.10%	10.05%	10.20%	13.08%	12.19%	14.55%
0.24%	0.61%	0.95%	Return on Tangible Assets	0.92%	0.96%	0.86%	1.17%	1.13%	1.37%
8.25%	9.68%	8.97%	Tangible Common Equity to Tangible Assets	9.12%	9.52%	8.40%	8.97%	9.23%	9.40%
12.44%	14.50%	14.46%	Tangible Common Equity to Risk Wgt Assets	14.08%	14.82%	13.42%	14.46%	14.88%	15.50%
7.38	7.85	7.89	Tangible Common Book Value (1)	7.53	7.79	7.66	7.89	8.09	8.35

Tangible Common Equity is defined as GAAP Shareholders’ Equity less Preferred Stock, Goodwill and Intangibles.

Tangible Common Equity presentation includes Other Comprehensive Income (OCI) as is common in other company releases.

(1)	Tangible Common Shareholders’ Equity Divided By Common Shares Issued and Outstanding at Period-End.